Exhibit 10.27

FIRST AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is dated as of July 2, 2010, and is made by and among SPARTECH CORPORATION, a Delaware corporation (the "Borrower"), each of the GUARANTORS (as hereinafter defined), the LENDERS (as hereinafter defined), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (hereinafter referred to in such capacity as the "Administrative Agent").
WITNESSETH:
WHEREAS, reference is made to that certain Amended and Restated Credit Agreement dated as of June 9, 2010 (the "Credit Agreement"), by and among the Borrower, the Guarantors from time to time party thereto (the "Guarantors"), the Lenders from time to time party thereto (the "Lenders"), and the Administrative Agent;
WHEREAS, in accordance with Section 8.1.12 of the Credit Agreement, at such time as the Required Lenders obtain credit approval to modify the definition of Fixed Charge Coverage Ratio and the related financial covenant ratio levels in the Credit Agreement to be consistent with the corresponding definition and financial covenant ratio levels set forth in the Note Purchase Agreement for the Borrower's 6.58% Senior Notes due 2016, then the Loan Parties and such Lenders shall execute and deliver an amendment to the Credit Agreement to effect such changes.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:
1.Definitions. Capitalized terms used in this Amendment unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
2.Amendments to Credit Agreement.

(a)The following definition in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:
"Fixed Charge Coverage Ratio shall mean, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the ratio of (a) the sum of (i) Consolidated EBITDA, minus (ii) Capital Expenditures, minus (iii) income tax expense, to (b) the sum of (i) cash Consolidated Interest Expense, plus (ii) Dividends, plus (iii) Stock Redemptions, plus (iv) scheduled installment payments of principal of Consolidated Indebtedness, excluding (x) payment of principal made in 2010 with respect to obligations outstanding under the Calyon Term Loan, and (y) payments of principal made in June 2010 to satisfy the Noteholders under the Note Purchase Agreement related to the 6.82% Senior Notes due 2011, in each case for the four consecutive fiscal quarters most recently ended."
(b)Section 8.2.7 of the Credit Agreement is hereby amended and restated as follows:
"8.2.7        Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio to be less than (a) 1.75 to 1.00 during the fiscal quarter ended May 1, 2010, (b) 2.25 to 1.00 at the end of any fiscal quarter through and including the third fiscal quarter of 2012, and (c) 1.40 to 1.00 at the end of the fourth fiscal quarter of 2012 and thereafter."

(c)Section 8.2.13 of the Credit Agreement is hereby amended and restated as follows:
"8.2.13        Restricted Payments. Declare or make any Restricted Payment except that (a) any Subsidiary may declare and pay Dividends to (i) the Borrower, (ii) a Guarantor, and (iii) the parent of such Guarantor; and (b) provided (i) no Potential Default or Event of Default exists or would result therefrom, (ii) the Fixed Charge Coverage Ratio determined on a Pro Forma Basis as of the date of such Restricted Payment is not less than (x) 2.25 to 1.00 if such date is during or prior to the third fiscal quarter of 2012 and (y) 1.40 to 1.00 if such date is after the third fiscal quarter of 2012, and (iii) the Leverage Ratio determined on a Pro Forma Basis as of the date of such Restricted Payment is not greater than 3.00 to 1.00, then the Borrower may pay a Dividend or make a Stock Redemption; provided further, with respect to clause (b)(iii) immediately above, so long as the Leverage Ratio determined on a Pro Forma Basis is not greater than 3.50 to 1.00 but is greater than 3.00 to 1.00 directly due to the effect of an Acquisition occurring in the immediately preceding fiscal quarter, and provided that the Borrower is in compliance with clauses (b)(i) and (b)(ii) immediately above, then the Borrower may pay a regularly-scheduled Dividend in an aggregate amount no greater than the aggregate Dividend paid in the immediately preceding quarter."

3.Conditions to Effectiveness. This Amendment shall become effective as of the date hereof on the first date when the Loan Parties have satisfied all of the following conditions to the satisfaction of the Administrative Agent (the "Effective Date"):

(a)Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrative Agent, and the Administrative Agent shall have received (i) from the Borrower, the Guarantors and the Required Lenders an executed counterpart original of this Amendment; and (ii) all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions as may be reasonably requested by the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent.
(b)Officer's Certifications. By execution and delivery of this Amendment to the Administrative Agent, each of the Loan Parties certifies that, as of the date hereof, after giving effect to this Amendment: (i) the representations and warranties of each of the Loan Parties contained in Section 6 of the Credit Agreement and in each of the other Loan Documents are true and correct in all material respects on and as of the Effective Date and as of the date hereof with the same effect as though such representations and warranties had been made on and as of such dates (except representations and warranties which relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein), and (ii) no Event of Default or Potential Default has occurred and is continuing or exists.
(c)Compliance. Each Loan Party represents and warrants that no default or event of default shall have occurred or will occur under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor as a result of and after giving effect to the transactions contemplated by this Amendment.
(d)Payment of Fees. The Borrower shall have paid or caused to be paid to the Administrative Agent for itself and for the account of the Lenders all fees accrued through the Effective Date and the date hereof to the extent not previously paid, and the Borrower unconditionally agrees to pay and reimburse the Administrative Agent and hold the Administrative Agent harmless against liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including, without limitation, reasonable expenses of counsel, incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.

4.Miscellaneous.

(a)Force and Effect. The Credit Agreement and each of the other Loan Documents are hereby ratified and confirmed and are in full force and effect. No novation to any Loan Document is intended or shall occur by or as a result of this Amendment.
(b)Governing Law. This Amendment shall be deemed to be a contract under the Laws of the State of New York.
(c)Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all such counterparts shall together constitute one and the same instrument. Delivery by telecopy or electronic portable document format (i.e., "pdf") transmission of executed signature pages hereof from one party hereto to another party hereto shall be deemed to constitute due execution and delivery by such party; provided, however that any Person making delivery by telecopy or electronic portable document format shall promptly deliver an executed original of the same to the Administrative Agent.
(d)Construction. From and after the Effective Date, each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference, and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall refer to the Credit Agreement as amended hereby.

[SIGNATURES BEGIN ON NEXT PAGE]

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

SPARTECH CORPORATION

By: /s/ Randy C. Martin
Name: Randy C. Martin

Title:	Executive Vice President and
Chief Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

ATLAS ALCHEM PLASTICS, INC.
ALCHEM PLASTICS CORPORATION
ALCHEM PLASTICS, INC.
SPARTECH PLASTICS, LLC
By: Spartech Corporation, its sole member
POLYMER EXTRUDED PRODUCTS, INC.
SPARTECH POLYCAST, INC.
SPARTECH TOWNSEND, INC.
SPARTECH POLYCOM, INC.
FRANKLIN-BURLINGTON PLASTICS, INC.
SPARTECH CMD, LLC
By: Spartech Plastics LLC, its managing member
SPARTECH FCD, LLC
By: Polymer Extruded Products, Inc., its managing member
SPARTECH SPD, LLC
By: Spartech Plastics, LLC, its managing member
SPARTECH MEXICO HOLDING COMPANY
SPARTECH MEXICO HOLDING COMPANY TWO
SPARTECH MEXICO HOLDINGS, LLC
By: Spartech Mexico Holding Company, its sole member
CREATIVE FORMING, INC.
PEPAC HOLDINGS, INC.
Spartech Research and    Development, LLC
By: Spartech Corporation, its sole member

By:    /s/ Randy C. Martin
Randy C. Martin
Vice President for all of the above

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION,
Individually and as Administrative Agent

By: /s/ Thomas S. Sherman
Name: Thomas S. Sherman
Title: SVP

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A.

By: /s/ Irene Bertozzi Bartenstein
Name: Irene Bertozzi Bartenstein
Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL     ASSOCIATION

By: /s/ Beth A. Tiffin
Name: Beth A. Tiffin
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK

By: /s/ Chad A. Lowe
Name: Chad A. Lowe
Title: Assistant Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

COMERICA BANK

By: /s/ Mark J. Leveille
Name: Mark J. Leveille
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

COMPASS BANK

By: /s/ Stephanie Cox
Name: Stephanie Cox
Title: Sr. Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

FIRSTMERIT BANK, N.A.

By: /s/ Robert G. Morlan
Name: Robert G. Morlan
Title: Senior Vice President